SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                           FORM 8-K/A


                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934.


Date of Report (Date of earliest event reported): April 10, 1997


                    PetHealth Systems, Inc.
                   (formerly Triangle, Inc.)

     (Exact name of registrant as specified in its charter)

Colorado                      33-25253              93-0969365
(State or other          Commission File          (IRS Employer
Jurisdiction of               Number)        Identification No.)

                 444 Madison Avenue, Suite 1710
                       New York, NY 10022
                      Address of Principal
               (Executive Offices)    (Zip Code)



Registrant's telephone number, including area code: (212) 750-7878


                       Stephen E. Rounds
                        Attorney at Law
                   4635 East Eighteenth Ave.
                     Denver, Colorado 80220
                       Tel. 303.377.6997
                        Fax 303.377.0231



April 11, 1997


Securities and Exchange Commission
Division of Corporation and Finance
450 5th Street, NW
Washington, DC 20549


Attn:Ann McConnell
     Small Business Group


Re:  PetHealth systems, Inc. (formerly PetHealth Systems, Inc.)
     SEC File No. 000-22151
     Report on Form 8-K/A (Item 4)


Ladies and Gentlemen:

     Enclosed for filing is a copy of the registrant's Form 8-k/a which files as an exhibit a copy of the former audit firm's letter of concurrence with the registrant's disclosure under Item 4 of the initial Form 8-K.

     If there are questions regarding this matter, please advise the undersigned immediately. Thank you.


                              Yours Sincerely,
                              /s/ Stephen E. Rounds
                              Stephen E. Rounds


SER/gl
Enc.
cc: client

                  Schmidt + Associates, P.C.
                7100 E. Belleview Ave. Suite 307
                  Greenwood Village, CO 80111



April 10, 1997


United States Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

RE:  PetHealth Systems, Inc. (File No. 33-25253)
     (formerly Triangle, Inc.)

Ladies and Gentlemen:

The undersigned Schmidt + Associates, P.C., previously acted as independent accountants to audit the financial statements of PetHealth Systems, Inc., formerly known as Triangle, Inc. (The "Company"). We are no longer acting as independent accountants to the Company.

This letter will confirm that we have reviewed Item 4. Of the Company's Form 8-K dated March 20, 1997, captioned "CHANGES IN
REGISTRANT'S CERTIFYING ACCOUNTANTS" and that we agree with the statements made therein as they relate to us.

We hereby consent to the filing of this letter as an exhibit to the foregoing report on Form 8-K.

Dated this 20th day of March, 1997.

Sincerely,

/s/Schmidt + Associates, P.C.
Schmidt + Associates, P.C.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PetHealth Systems, Inc.
                                        (Registrant)

                                   By:/s/Ted A. Sprinkle, Jr.
                                 Name:Ted A. Sprinkle, Jr.
                                Title:President and
                                      Chief Executive Officer








Dated: April 11, 1997